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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 20, 1997


                           MEGO MORTGAGE CORPORATION
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        0-21689                                       88-0286042
(COMMISSION FILE NUMBER)                   (IRS EMPLOYER IDENTIFICATION NO.)


  MEGO MORTGAGE CORPORATION
  1000 PARKWOOD CIRCLE, SUITE 500
  ATLANTA, GEORGIA                                      30339
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)              (ZIP CODE)





      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (770) 952-6700
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ITEM 1.   CHANGE IN CONTROL OF REGISTRANT.

          On September 2, 1997, Mego Financial Corp., a New York corporation ("Mego Financial"), distributed all of its 10 million shares of the common stock, par value $.01 per share (the "Common Stock"), of Mego Mortgage Corporation, a Delaware corporation (the "Company"), representing 81.3% of the Company's issued and outstanding Common Stock, to the holders of record of Mego Financial's common stock, par value $.01 per share, on August 27, 1997, in a tax free spin-off.

ITEM 8.   CHANGE IN FISCAL YEAR.

          On August 20, 1997, the Company's Board of Directors determined to change the Company's fiscal year-end from August 31 to December 31, effective December 31, 1997. The Company intends to file an Annual Report on Form 10-K for the fiscal year ended August 31, 1997 and, in connection with the change of its fiscal year-end, a Transition Report on Form 10-Q for the four month transition period ended December 31, 1997.
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                                   SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MEGO MORTGAGE CORPORATION



Date:  September 4,  1997       By: /s/ James L. Belter
                                    -------------------------------------
                                    James L. Belter, Executive Vice
                                    President and Chief Financial Officer